UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

Pareteum Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1185 Avenue of the Americas, 2nd Floor
New York, NY 10036
 (Address of principal executive offices) (Zip Code)

(646) 975-0400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.02    Termination of a Material Definitive Agreement.
As previously disclosed, on May 24, 2020, Pareteum Corporation (the “Company”) entered into a new Forbearance Agreement, dated as of May 20, 2021 (the “Forbearance Agreement”), with High Trail Investments SA LLC (“HT”), the holder of (i) that certain Senior Secured Convertible Note due 2025, dated as of June 8, 2020, issued by the Company (the “High Trail Note”) and (ii) that certain Warrant to Purchase Common Stock, dated June 8, 2020 (the “High Trail Warrant”), issued by the Company. HT and the Company are also party to that certain Securities Purchase Agreement, dated June 8, 2020 (the “High Trail SPA”), under which the High Trail Note and Warrant were originally sold.
Under the terms of the Forbearance Agreement, the Company admitted that it was in default of several obligations under the High Trail Note and the High Trail SPA, HT acknowledged such defaults and HT agreed not to exercise any right or remedy under the High Trail Note, the High Trail SPA, the High Trail Warrant or the related security documents (collectively, the “Transaction Documents”), including its right to accelerate the aggregate amount outstanding under the High Trail Note, its right to exercise any remedy with respect to any Company assets securing the Company’s obligations under the Transaction Documents and its right to bring legal proceedings against the Company under the Transaction Documents, until the earlier of May 31, 2020 or any later date to which such date may be extended (the “Outside Date”), and the date of any new event of default or initiation of any action by the Company to invalidate any of the representations and warranties made in the Forbearance Agreement. The Outside Date automatically extended for successive two-week periods unless on or before the then-applicable Outside Date HT provides notice that the Outside Date is not being extended.
On August 16, 2021, HT provided notice to the Company that the Outside Date was not being extended, and accordingly, HT’s agreement to forbear taking the foregoing actions with respect to the Company’s defaults under the Transaction Documents terminates on August 23, 2021.
The foregoing description is qualified in its entirety by the terms of the Forbearance Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 2.04    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
The information concerning the defaults under the High Trail Note and the High Trail SPA described under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.04 by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.1
Forbearance Agreement, dated as of May 20, 2021, between Pareteum Corporation and HT Investments SA LLC (incorporated by reference to Pareteum Corporation’s current report on Form 8-K dated May 24, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: August 20, 2021	By:	/s/ Laura W. Thomas
Name: Laura W. Thomas
Title: Interim Chief Financial Officer